               TRADEMARK SALE AND LICENSE AGREEMENT

     This Agreement is effective as of October 10, 1997, by and between AGRICULTURAL GLYCOSYSTEMS, INC. (AGT), a corporation organized and existing under the laws of the State of Michigan, whose principal place of business is located in Boston, Massachusetts, hereafter referred to as "Licensor" and "Vendee," and ELK MOUND FEED AND FARM SUPPLY, INC. (ELK MOUND), a corporation organized and existing under the laws of the State of Wisconsin, whose principal place of business is located in Elk Mound, Wisconsin, hereinafter referred to as "Licensee" and "Vendor";

     WHEREAS, Vendor has adopted and is using the mark GREENLEAF (hereinafter the "Trademark") as a trademark for blends of Canadian alfalfa seeds in the State of Wisconsin and elsewhere throughout the United States and has obtained U.S. Trademark Registration No. 1,948,921, dated January 16, 1996, covering the mark from the United States Patent and Trademark Office, a copy of which is attached hereto as Exhibit A and hereinafter referred to as the "Registration";

     WHEREAS, Vendor is desirous of selling said Trademark to Vendee and of assigning said registration to Vendee;

     WHEREAS, Licensee is desirous of using said Trademark in connection with the sale of alfalfa seeds;

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Sale. Vendor hereby grants to Vendee its entire right, title and interest in the Trademark and associated good will, and contemporaneously herewith shall execute an assignment of Trademark Registration No. 1,948,921, a copy of which assignment is attached hereto as Exhibit A.

     2. Payment Schedule. As consideration for the above grant and assignment, AGT shall pay to ELK MOUND the total sum of $15,000.00, to be paid in installments as follows:

          The first payment shall be for $5,000.00 and shall be made at the time the ELK MOUND assigns the Trademark to AGT;

          The second payment shall be for $4,000.00 and shall be made within sixty days of the first anniversary of the assignment date;

          The third payment shall be for $3,000.00 and shall be made within sixty days of the second anniversary of the assignment date;

          The forth payment shall be for $2,000.00 and shall be made within sixty days of the third anniversary of the assignment date; and

          The fifth payment shall be for $1,000.00 and shall be made within sixty days of the fourth anniversary of the assignment date.

     3. Reversion. However, should AGT fail to make any of the payments set forth in Paragraph 2 on a timely basis, the registration shall automatically revert back to ELK MOUND.

     4. License. AGT hereby licenses the GREENLEAF trademark back to ELK MOUND for use in connection with the sale of alfalfa seeds. This license is paid up license, and no further compensation shall be due to AGT from ELK MOUND for the use of the trademark.

     5. Quality of Goods. Licensee shall use the trademark GREENLEAF only in connection with the sale of alfalfa seeds. The quality of the goods shall be satisfactory to the Licensor or as specified by it. The Licensor shall be the sole judge of whether or not the Licensee has met or is meeting the standard of quality so established. See attached.

[Attachment:] The quality of Alfalfa seed sold under the Trademark Greenleaf are specified to meet the minimum requirements of 90% pure seed, 85% germ and 10% hard seed.

     6. Inspection. Licensee will permit duly authorized representatives of the Licensor to inspect the premises of Licensee at all reasonable times, for the purpose of ascertaining or determining compliance with Paragraph 5 hereof.

     7. Use of Trademark. Licensee shall provide Licensor with samples of all literature, brochures, signs and advertising materials prepared by the Licensee, and Licensee shall obtain the approval of Licensor with respect to all such brochures, signs and advertising material bearing the Trademark prior to the use thereof. When using the Trademark under this Agreement, Licensee undertakes to comply substantially with all laws pertaining to trademarks at force at any time within the United States. This provision includes compliance with marketing requirements.

     8. Extent of License. The right granted in Paragraph 4 hereof shall be nonexclusive and shall not be assigned, transferred or sublicensed without Licensor's prior written consent, and Licensor shall have the right to use the Trademark and to license its use to any other designee within the United States.

     9. Indemnity. Licensor assumes no liability to Licensee or to third parties with respect to the performance characteristics of the goods sold by the Licensee under the Trademark, and the License shall indemnify Licensor against losses incurred to claim of third parties against Licensor involving sale of the Licensee's goods.

     10.  Termination.

          a. Except as otherwise provided herein, this Agreement shall remain in full force and effect for the duration of the rights transferred and licensed hereunder.

          b. If Licensee makes any assignments of assets or business for the benefit of creditors, or a trustee or receiver is appointed to conduct its business or affairs, or its adjudged in any legal proceeding to be either a voluntary or involuntary bankruptcy, then the license granted herein shall forthwith cease and terminate without prior notice or legal action by the Licensor.

     11. Ownership of Trademarks. The Licensee and all parties to this Agreement acknowledge Licensor's exclusive right, title and interest in and to the Trademark and the registration attached as Exhibit A, and will not at nay time do or cause to be done any act or anything contesting or in any way impairing or intending to impair part of such right, title and interest. In connection with the use of the Trademark, neither Licensee not any other party hereto shall in any manner represent that it has any ownership in the Trademark or registration thereof, and all parties of this Agreement in any manner provided herein the Licensee will cease and desist from all use of the Trademark in any way and will deliver up to Licensor, or its duly authorized representatives, all material and papers upon which the Trademark appears, and furthermore, Licensee will not at nay time adopt or use without the Licensor's prior written consent, any word or mark which is likely to be similar to or confusing with the Trademark.

     12. Notice. Any notice required or committed to be given under this Agreement shall be deemed sufficiently given if mailed by registered mail, postage prepaid, addressed to the party to be notified at its address shown above, or at such other address as may be furnished in writing to the notifying party.

     13. Controlling Law. This Agreement is to be construed under the laws of the State of Michigan.

     14. This Agreement is effective as of the date set forth above, when signed by both of the parties hereto, provided that the assignment of Exhibit A has been executed.

                         AGRICULTURAL GLYCOSYSTEMS, INC.

                         By: /s/ Bradley J. Carver
                             Its: President

                         ELK MOUND FEED AND FARM
                         SUPPLY, INC.

                         By: /s/ Bernard Zutter
                             Its: Vice President

                           EXHIBIT A

                   CONFIRMATION OF ASSIGNMENT

     WHEREAS, ELK MOUND FEED AND FARM SUPPLY, INC. a corporation of the State of Wisconsin, having an address of 308 Railroad Avenue, Elk Mound, Wisconsin 54739 ("Elk Mound"), is the owner of the following trademark now registered in the United States Patent and Trademark Office.
     TRADEMARK      REGISTRATION NO.    DATE OF REGISTRATION
     GREENLEAF      1,948,921           January 16, 1996
     WHEREAS, Agricultural Glycosystems, Inc., a corporation of the State of Michigan, having its principal offices at 31 St. James Avenue, Boston, Massachusetts 02116 ("AGT"), has acquired said registered trademark.
     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00) and other good and valuable consideration, ELK MOUND hereby assigns to AGT, all rights, title and interest in the United States in and to said trademark together with the goodwill of the business symbolized by said trademark and registration thereof.
     Signed at Elk Mound, Wisconsin, this 7th day of November,
1997.
                         ELK MOUND FEED AND FARM SUPPLY, INC.


                         By: /s/ BERNARD ZUTTER

     Signed before me, by Bernard Zutter - Vice President known personally by me.

11-7-97                  /s/ Carol K.  O'Mara
                         Dunn County, Wisconsin